UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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JNL Series Trust
(Name of Registrant as Specified In Its Charter)

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JNL SERIES TRUST

JNL/American Funds Global Small Capitalization Fund

1 Corporate Way

Lansing, Michigan 48951

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 25, 2026

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL/American Funds Global Small Capitalization Fund (the “Fund”), a series of the JNL Series Trust, a Massachusetts business trust (the “Trust”), will be held at the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951 on March 25, 2026, at 2:30 p.m., Eastern Time, to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	To approve an amended fundamental policy regarding diversification (“Proposal 1”):

Current Fundamental Policy: The Fund, through investments in the Master Fund, is a diversified series of an open-end management investment company.
Proposed Fundamental Policy: The Fund shall be a “diversified company,” as such term is defined under the 1940 Act.

2.	To approve an amended fundamental policy regarding industry concentration (“Proposal 2”):

Current Fundamental Policy:

The Fund may not purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.

For the purposes of this fundamental policy, the Fund may not invest 25% or more of its respective total assets in the securities of issuers in the same industry.

Proposed Fundamental Policy:

The Fund will not invest more than 25% of the value of its assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).

3.	To approve an amended fundamental policy regarding investment in real estate and commodities (“Proposal 3”):

Current Fundamental Policy:

The Fund may not purchase or sell real estate or commodities, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Proposed Fundamental Policies:

The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4.	To approve an amended fundamental policy regarding lending (“Proposal 4”):

Current Fundamental Policy:

The Fund may not make loans, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For the purposes of this fundamental policy, the Fund may may not lend more than 33-1/3% of its respective total assets, except through the purchase of debt obligations.

Proposed Fundamental Policy:

The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

5.	To approve an amended fundamental policy regarding underwriting (“Proposal 5”):

Current Fundamental Policy:

The Fund may not underwrite the securities of other issuers, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Proposed Fundamental Policy:

The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

6.	To approve an amended fundamental policy regarding borrowings (“Proposal 6”):

Current Fundamental Policy:

The Fund may not borrow money, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For the purposes of this fundamental policy, the Fund may borrow money in amounts of up to 33-1/ 3% of its respective total assets from banks for any purpose, and may borrow up to 5% of its respective total assets from banks or other lender for temporary purposes.

Proposed Fundamental Policy: The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

7.	To approve an amended fundamental policy regarding senior securities (“Proposal 7”):

Current Fundamental Policy:

The Fund may not issue senior securities, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Proposed Fundamental Policy: The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

8.	To approve a new fundamental policy regarding investment in illiquid securities (“Proposal 8”):

Proposed Fundamental Policy: The Fund may not invest more than 15% of its net assets in illiquid securities.

9.	To approve the elimination of the following fundamental policy regarding investing for the purpose of exercising control of management (“Proposal 9”):

Current Fundamental Policy: The Fund may not invest in companies for the purpose of exercising control of management.

10.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that Shareholders vote FOR each proposal.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on January 31, 2026 (the “Record Date”), shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Jackson National and/or Jackson National Life Insurance Company of New York have fixed the close of business on March 24, 2026, as the last day on which voting instructions will be accepted.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of any proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

[•]

Mark D. Nerud
Trustee, President, and Chief Executive Officer
JNL Series Trust

February 13, 2026

Lansing, Michigan

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JNL SERIES TRUST

JNL/American Funds Global Small Capitalization Fund

1 Corporate Way

Lansing, Michigan 48951

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PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

February 13, 2026

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of JNL Series Trust (the “Trust”), a Massachusetts business trust, of proxies to be voted at a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL/American Funds Global Small Capitalization Fund (the “Fund”), a series of the Trust, to be held on March 25, 2026, at 2:30 p.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).

The purpose of the Meeting is to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	To approve an amended fundamental policy regarding diversification (“Proposal 1”).

Current Fundamental Policy: The Fund, through investments in the Master Fund, is a diversified series of an open-end management investment company.
Proposed Fundamental Policy: The Fund shall be a “diversified company,” as such term is defined under the 1940 Act.

2.	To approve an amended fundamental policy regarding industry concentration (“Proposal 2”).

Current Fundamental Policy:

The Fund may not purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.

For the purposes of this fundamental policy, the Fund may not invest 25% or more of its respective total assets in the securities of issuers in the same industry.

Proposed Fundamental Policy:

The Fund will not invest more than 25% of the value of its assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).

3.	To approve an amended fundamental policy regarding investment in real estate and commodities (“Proposal 3”).

Current Fundamental Policy:

The Fund may not purchase or sell real estate or commodities, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Proposed Fundamental Policies:

The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4.	To approve an amended fundamental policy regarding lending (“Proposal 4”).

Current Fundamental Policy:

The Fund may not make loans, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For the purposes of this fundamental policy, the Fund may may not lend more than 33-1/3% of its respective total assets, except through the purchase of debt obligations.

Proposed Fundamental Policy:

The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

5.	To approve an amended fundamental policy regarding underwriting (“Proposal 5”).

Current Fundamental Policy:

The Fund may not underwrite the securities of other issuers, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Proposed Fundamental Policy:

The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

6.	To approve an amended fundamental policy regarding borrowings (“Proposal 6”).

Current Fundamental Policy:

The Fund may not borrow money, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For the purposes of this fundamental policy, the Fund may borrow money in amounts of up to 33-1/ 3% of its respective total assets from banks for any purpose, and may borrow up to 5% of its respective total assets from banks or other lender for temporary purposes.

Proposed Fundamental Policy: The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

7.	To approve an amended fundamental policy regarding senior securities (“Proposal 7”).

Current Fundamental Policy:

The Fund may not issue senior securities, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Proposed Fundamental Policy: The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

8.	To approve a new fundamental policy regarding investment in illiquid securities (“Proposal 8”).

Proposed Fundamental Policy: The Fund may not invest more than 15% of its net assets in illiquid securities.

9.	To approve the elimination of the following fundamental policy regarding investing for the purpose of exercising control of management (“Proposal 9”).

Current Fundamental Policy: The Fund may not invest in companies for the purpose of exercising control of management.

10.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this proxy statement, and the accompanying voting instructions card will be mailed on or about February 19, 2026.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual financial statements included in the Trust’s Form N-CSR filing with the SEC.

The Trust will furnish, without charge, a copy of the Trust’s semi-annual financial statements for the period ended June 30, 2025, a copy of the Trust’s annual financial statements for the fiscal year ended December 31, 2024 (or a copy of the Trust’s annual financial statements for the fiscal year ended December 31, 2025, when available), or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson National Service Center) or 1-800-599-5651 (Jackson National Life Insurance Company of New York Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Amended and Restated By-Laws of the Trust, dated September 6, 2019 (the “By-Laws”), provide that, except as otherwise provided by law, the Amended and Restated Declaration of Trust dated June 1, 1994 and amended and restated on September 25, 2017 (the “Declaration of Trust”), or the By-Laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the Meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. The presence of Jackson National and/or Jackson National Life Insurance Company of New York (together with Jackson National, the “Insurance Companies”), through the presence of an authorized representative, constitutes a quorum. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

Generally, a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless a different vote is required by law, the Declaration of Trust or the By-Laws. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of a proposal depends upon whether a sufficient number of votes are cast for that proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

Approval of the proposals will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the Investment Company Act of 1940, as amended, (the “1940 Act”), which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the proposals are approved by Shareholders of the Fund, they will be implemented on or about April 27, 2026.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Interests in the Fund, a series of the Trust, are represented by shares. Shares of the Fund currently are sold only to separate accounts of the Insurance Companies to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by the Insurance Companies, to employee benefit plans of Jackson National or directly to the Insurance Companies, or to certain funds of the Trust organized as funds-of-funds. Although the Insurance Companies legally own all of the shares of the Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant Insurance Company, as provided in your Variable Contract, in shares of the Fund.

You have the right under the interpretations of the 1940 Act to instruct the Insurance Company how to vote the shares attributable to your Variable Contract. Owners of Variable Contracts (the “Contract Owners”) at the close of business on January 31, 2026 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session. The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Fund. Shares for which an Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of each proposal. Shares for which an Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of each proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company. The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners. As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. The Insurance Companies have fixed the close of business on March 24, 2026, as the last day on which voting instructions will be accepted.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the Trust receives an insufficient number of votes to approve a proposal, the Meeting may be adjourned to permit the solicitation of additional votes.

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and un-revoked voting instructions.

SUMMARY OF THE PROPOSALS

Proposals

1.     To approve an amended fundamental policy regarding diversification (“Proposal 1”):

Current Fundamental Policy: The Fund, through investments in the Master Fund, is a diversified series of an open-end management investment company.

Proposed Fundamental Policy: The Fund shall be a “diversified company,” as such term is defined under the 1940 Act).

2.     To approve an amended fundamental policy regarding industry concentration (“Proposal 2”):

Current Fundamental Policy: The Fund may not purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry. For the purposes of this fundamental policy, the Fund may not invest 25% or more of its respective total assets in the securities of issuers in the same industry.

Proposed Fundamental Policy: The Fund will not invest more than 25% of the value of its assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).

3.     To approve an amended fundamental policy regarding investment in real estate and commodities (“Proposal 3”):

Current Fundamental Policy: The Fund may not purchase or sell real estate or commodities, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction

Proposed Fundamental Policies: The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

4.     To approve an amended fundamental policy regarding lending (“Proposal 4”):

Current Fundamental Policy: The Fund may not make loans, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For the purposes of this fundamental policy, the Fund may may not lend more than 33-1/3% of its respective total assets, except through the purchase of debt obligations.

Proposed Fundamental Policy: The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

5.     To approve an amended fundamental policy regarding underwriting (“Proposal 5”):

Current Fundamental Policy: The Fund may not underwrite the securities of other issuers, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Proposed Fundamental Policy: The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

6.     To approve an amended fundamental policy regarding borrowings (“Proposal 6”):

Current Fundamental Policy: The Fund may not borrow money, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For the purposes of this fundamental policy, the Fund may borrow money in amounts of up to 33-1/ 3% of its respective total assets from banks for any purpose, and may borrow up to 5% of its respective total assets from banks or other lender for temporary purposes.

Proposed Fundamental Policy: The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

Proposals

7.     To approve an amended fundamental policy regarding senior securities (“Proposal 7”):

Current Fundamental Policy: The Fund may not issue senior securities, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Proposed Fundamental Policy: The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

8.     To approve a new fundamental policy regarding investment in illiquid securities (“Proposal 8”):

Proposed Fundamental Policy: The Fund may not invest more than 15% of its net assets in illiquid securities.

9.     To approve the elimination of the following fundamental policy regarding investing for the purpose of exercising control of management (“Proposal 9”):

Current Fundamental Policy: The Fund may not invest in companies for the purpose of exercising control of management.

PROPOSALS 1-9: TO APPROVE CERTAIN AMENDED OR NEW FUNDAMENTAL POLICIES AS LISTED IN THE TABLE ABOVE FOR THE FUND

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 131 funds, including the JNL/American Funds Global Small Capitalization Fund (the “Fund”). The Trust is providing this proxy statement to shareholders (the “Shareholders”) investing in the Fund as of January 31, 2026, the Record Date.

On December 11, 2025, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), unanimously approved the changes to the Fund’s fundamental policies, as listed in the table above, effective on or about April 27, 2026 (“Effective Date”), subject to approval by Shareholders (the “Policy Changes”).

In connection with the Policy Changes, on December 11, 2025, the Board, including the Independent Trustees, also unanimously approved changes to the Fund’s investment objective, principal investment strategies, principal risks, and a change in the Fund’s name to the JNL Multi-Manager Global Small Cap Fund (collectively, the “Fund Changes”). The Fund Changes are also effective as of April 27, 2026, and are contingent upon Shareholder approval of the Policy Changes.

All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Fundamental investment restrictions or policies cannot be changed, as a matter of law, without shareholder approval.

The Fund currently operates as a feeder fund in a master/feeder fund structure that invests exclusively in a single registered investment company referred to as a “master fund.” The Fund currently seeks to achieve its goal by investing all of its assets in Class I shares of the American Funds Insurance Series® - Global Small Capitalization FundSM (the “Master Fund”). The Master Fund purchases and manages a pool of investment securities. The Fund is subject to the same investment objective and restrictions as the Master Fund. The Policy Changes that are being proposed will subject the Fund to the same fundamental policies and restrictions as the underlying funds in which it will invest.

Jackson National Asset Management, LLC (“JNAM” or the “Adviser”), the investment adviser to the Fund, has reviewed the current fundamental policies for the Fund and has recommended the Policy Changes for the Fund in connection with the Fund Changes, which will convert the Fund from a feeder fund that invests exclusively in its Master Fund to a fund of funds that will invest exclusively in Class I shares of three registered investment companies referred to as “underlying funds.” JNAM recommended the Policy Changes to support the Fund’s conversion from a master-feeder to a fund of funds structure, which will allow the Fund to achieve greater diversification by investing in multiple funds with different sub-advisers.

If the Policy Changes are approved by Shareholders, effective April 27, 2026, the Fund will seek capital growth through investment in Class I shares of the following three affiliated underlying funds (each, an “Underlying Fund” and collectively, the “Underlying Funds”): JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Small Cap Growth Fund, and JNL Multi-Manager Small Cap Value Fund. Each Underlying Fund will purchase and manage a pool of investment securities. JNAM will continue to serve as the investment adviser to the Fund, but the Fund will no longer invest exclusively in the Master Fund or be subject to the same investment objective and restrictions as the Master Fund. The Fund, operating as a fund of funds, will be subject to the same investment objective and restrictions as the Underlying Funds in which it invests.

Each Underlying Fund is a separate, affiliated fund advised by JNAM and sub-advised by multiple, unaffiliated sub-advisers (“Sub-Advisers”). The Sub-Advisers to the Underlying Funds generally provide day to day management for their respective portion of the Underlying Funds’ assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Underlying Fund assets, acts independently from the others, and uses its own methodology for selecting investments. As Adviser to the Trust, JNAM is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM selects, contracts with, compensates, and monitors Sub-Advisers to manage the investment and reinvestment of the assets of each of the funds, including the Fund. JNAM also monitors the compliance of each Sub-Adviser with the investment objectives and related policies of each series of the Trust, reviews the performance of each Sub-Adviser, and reports periodically on such performance to the Board. In addition, JNAM manages certain funds’ assets on a day-to-day basis and is responsible for the allocations of some of the series of the Trust.

At its December 10-11, 2025 meeting, the Board, including the Independent Trustees, reviewed materials provided by JNAM and, upon review and consideration of those materials as well as discussion with its independent counsel, concluded that the Policy Changes are in the best interests of the Fund and its Shareholders. In reaching its conclusion, the Board considered the Fund’s investment objective and investment strategies as of the Effective Date, the current fundamental policies, and the impact of the Policy Changes. The Board did not determine any considerations related to the Policy Changes to be adverse to the Fund. After careful consideration, the Board approved the Policy Changes for the Fund, which are reflected in the table below. If approved by Shareholders, the Fund will be subject to the same fundamental policies and restrictions of the Underlying Funds.

A comparison of the Fund’s current fundamental policies and the proposed fundamental policies are shown in the table below.

Current Fundamental Policies	Proposed Fundamental Policies
(1) The Fund, through investments in the Master Fund, is a diversified series of an open-end management investment company.	(1) The Fund shall be a “diversified company,” as such term is defined under the Investment Company Act of 1940, as amended (“1940 Act”).

(2)    The Fund may not purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.

For the purposes of this fundamental policy, the Fund may not invest 25% or more of its respective total assets in the securities of issuers in the same industry.

(2) The Fund will not invest more than 25% of the value of its assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).
(3) The Fund may not purchase or sell real estate or commodities, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)    The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

(4)    The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

(4)    The Fund may not make loans, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For the purposes of this fundamental policy, the Fund may may not lend more than 33-1/3% of its respective total assets, except through the purchase of debt obligations.

(5) The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

Current Fundamental Policies	Proposed Fundamental Policies
(5) The Fund may not underwrite the securities of other issuers, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	(6) The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

(6)    The Fund may not borrow money, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For the purposes of this fundamental policy, the Fund may borrow money in amounts of up to 33-1/ 3% of its respective total assets from banks for any purpose, and may borrow up to 5% of its respective total assets from banks or other lender for temporary purposes.

(7) The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(7) The Fund may not issue senior securities, except to the extent permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(8)    The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. *

*Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

(8) No corresponding policy.	(9) The Fund may not invest more than 15% of its net assets in illiquid securities.
(9) The Fund may not invest in companies for the purpose of exercising control of management.	No corresponding policy.

The Board has also approved the following investment objective and principal investment strategy changes for the Fund, subject to and in connection with Shareholder approval of the Policy Changes:

Current Investment Objective	Investment Objective Effective April 27, 2026
The Fund (“Feeder Fund”) seeks growth of capital over time through exclusive investment in the shares of the American Funds Insurance Series® - Global Small Capitalization Fund SM (“Master Fund”).	The investment objective of the Fund is capital growth.

Current Principal Investment Strategies	Principal Investment Strategies Effective April 27, 2026

The Fund operates as a “feeder fund” and seeks to achieve its goal by investing all of its assets in Class 1 shares of the Master Fund. Normally, the Master Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in growth-oriented common stocks and other equity-type securities of companies with small market capitalizations, measured at the time of purchase. The Master Fund currently defines “small market capitalization” companies as companies with market capitalizations within or below the capitalization range of companies included in the MSCI All Country World Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. As of January 31, 2025, the largest company in the MSCI All Country World Small Cap Index had a market capitalization of approximately $23.7 billion and the largest company in the Russell 2000 Index had a market capitalization of approximately $16.0 billion. The market capitalization of the companies included in the MSCI All Country World Small Cap Index and the Russell 2000 Index will change with market conditions. The Master Fund periodically re-evaluates and adjusts this definition and may continue to do so in the future. The Master Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. The Master Fund seeks to invest globally; the Master Fund will allocate its assets among securities of companies in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the Master Fund’s net assets, unless market conditions are not deemed favorable by the Master Fund, in which case 30%, or (b) the percentage of the MSCI All Country World Small Cap Index represented by companies would invest at least 30% of its net assets outside the United States minus 5%, whichever is lower.

The Master Fund uses a system of multiple portfolio managers in managing the Master Fund’s assets. Under this approach, the portfolio of the Master Fund is divided into segments managed by individual managers.

The Master Fund relies on the professional judgment of its investment adviser to make decisions about the Master Fund’s portfolio investments. The basic investment philosophy of the Master Fund’s investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in underlying funds that, in turn, invest primarily in equity securities of small-capitalization companies (“Underlying Funds”).

The Fund seeks to achieve its objective by investing in Class I shares of the following Underlying Funds:

●     40%-60% in the JNL Multi-Manager International Small Cap Fund;

●     15%-35% in the JNL Multi-Manager Small Cap Growth Fund; and

●     15%-35% in the JNL Multi-Manager Small Cap Value Fund.

The investment policies and risks of the Underlying Funds are further described elsewhere in this Prospectus. It should be noted that the Fund’s investment objective and investment strategies remain constant regardless of which Underlying Funds the Fund is invested in.

Each Underlying Fund has its own investment objective and invests in certain types of securities or other assets in order to implement its investment strategy and seek to achieve its investment objective. In determining allocations to any particular Underlying Fund, the Adviser considers, among other things, long-term market and economic conditions, historical performance of each Underlying Fund, and expected long-term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure.

For a detailed description of the Underlying Funds’ investment objectives, investment strategies, investment policies, and risks, please see each Underlying Fund’s current prospectus included in Appendix A, Appendix B, and Appendix C.

The Board also approved, subject to and in connection with Shareholder approval of the proposals, the elimination of the current non-fundamental investment restrictions of the Fund under its current master/feeder structure. The Fund’s non-fundamental investment restrictions may be amended by the Board without Shareholder approval.

If the Policy Changes are approved, there will also be changes to the portfolio managers and the principal risks of the Fund. Currently, the Fund’s investments, through its Master Fund, are selected by Capital Research and Management Company. JNAM provides those services that are normally provided by a fund’s investment adviser with the exception of portfolio management; however, if each proposal is approved by shareholders, JNAM will be responsible for setting the allocations made to the Fund and application of the Fund’s strategy. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors.

The following table describes the portfolio managers who will be responsible for the Fund if the Policy Changes are approved and the portfolio managers’ business experience. Information about the Underlying Funds’ portfolio managers, portfolio managers’ compensation, other accounts they manage, and their ownership of securities of each Underlying Fund is available in the Trust’s Statement of Additional Information dated April 27, 2025, as supplemented.

Fund	Portfolio Managers	Business Experience
JNL Multi-Manager Global Small Cap Fund	Jackson National Asset Management, LLC 225 W. Wacker Dr. Chicago, Illinois 60606 Portfolio Managers: William Harding Sean Hynes Mark Pliska Kyle Ottwell

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is a Vice President, Investment Management for JNAM. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM in 2013, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is a Vice President, Investment Management for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

Kyle Ottwell, CFA, CAIA, is Director, Investment Management for JNAM. Mr. Ottwell is responsible for manager research, portfolio construction, and asset allocation of Funds, joining the Investment Management team in October 2013. Mr. Ottwell originally joined JNAM in June of 2007 as a Fund Accountant, rising to the Supervisor position. Prior to JNAM he worked as a fund accountant for State Street. Mr. Ottwell holds a Bachelor of Science degree in Finance & Banking/Real Estate from the University of Missouri-Columbia. He is a CFA and CAIA charterholder.

The Board approved certain changes to the principal risks of the Fund. The following table compares the principal risks of the Fund.

Risks	Current Risks	Risks Effective April 27, 2026
Accounting risk	X
Allocation risk		X
Company risk	X
Currency risk	X
Depositary receipts risk		X
Equity securities risk	X	X
Financial services risk	X
Foreign securities risk	X	X
Investment in other investment companies risk		X
Investment strategy risk	X
Investment style risk	X	X
Issuer risk	X
Liquidity risk	X
Managed portfolio risk	X	X
Market risk	X	X
Mid-capitalization and small-capitalization investing risk	X
Small-capitalization investing risk		X
Stock risk	X
Underlying funds risk		X

Additionally, if the Policy Changes are approved, there will be changes to the total expenses for the Fund. The management fee and total expense ratio under the fund of funds structure will be lower than the management fee and total expense ratio under the current feeder-fund structure and JNAM will terminate the contractual waiver for a portion of the management fee that was in place under the master-feeder structure. The Board has approved, subject to Shareholder approval of the proposals, the expense changes for the Fund, effective April 27, 2026, as reflected in the tables below. Fees and expenses for the Fund are based on those incurred for the fiscal year ended December 31, 2025. The pro forma fees and expenses of the Fund assume that the Policy Changes had been in effect for the year ended December 31, 2025. The tables below do not reflect any fees and expenses related to the Variable Contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, which would increase overall fees and expenses. Please refer to your Variable Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses[1]		Pro Forma Expenses (assuming each proposal is approved by Shareholders)
	Class A	Class I	Class A	Class I
Management Fee	1.30%	1.30%	0.00%	0.00%
Distribution and/or Service Fees (12b-1 fees)	0.30%	0.00%	0.30%	0.00%
Other Expenses[2]	0.15%	0.15%	0.05%	0.05%
Acquired Fund Fees and Expenses[3]	0.00%	0.00%	0.81%	0.81%
Total Annual Fund Operating Expenses	1.75%	1.45%	1.16%	0.86%
Less Waiver/Reimbursement[4]	0.52%	0.52%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	1.23%	0.93%	1.16%	0.86%
[1]	The fees shown for the feeder-fund structure reflect the expenses for both the Fund and its Master Fund.
[2]	“Other Expenses” includes an Administrative Fee of 0.10% for the Fund, which is payable to JNAM. Subject to shareholder approval of the Policy Changes, effective April 27, 2026, “Other Expenses” will include an Administrative Fee of 0.05% for the Fund, which is payable to JNAM.
[3]	Subject to shareholder approval of the Policy Changes, effective April 27, 2026, Acquired Fund Fees and Expenses will include the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the Fund’s prospectus will not correlate to the Total Annual Operating Expense disclosed above.
[4]	JNAM has entered into a contractual agreement with the Fund under which it will waive 0.47% of its management fee for such time as the Fund is operated as a feeder fund, because during that time, the Adviser will not be providing the portfolio management portion of the advisory and management services. The Board of Trustees approved the elimination of the waiver, subject to shareholder approval of the Policy Changes, effective April 27, 2026.

Expense Examples

The expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Variable Contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. The current expense example also assumes that the contractual expense limitation agreement is discontinued after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Expense Example[1]
Class A	$125	$500	$900	$2,019
Class I	$95	$408	$743	$1,691
Pro Forma Expense Example (assuming each proposal is approved by Shareholders)
Class A	$118	$368	$638	$1,409
Class I	$88	$274	$477	$1,061
[1]	The current expense example reflects the aggregate expenses of both the Fund and its Master Fund.

If approved by Shareholders of the Fund, the Policy Changes will become effective on April 27, 2026. If the proposals are not approved by Shareholders of the Fund, the fundamental policies for the Fund will not change as described under the “Summary of the Proposals” section, the Fund Changes will not become effective, and the Fund will continue to operate as it currently does.

Approval of each of the Policy Changes for the Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities of the Fund present at the Meeting if more than 50% of the Fund’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the shares of the Fund.

THE BOARD, INCLUDING A MAJORITY OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE PROPOSALS.

OTHER MATTERS

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Fund with professional investment supervision and management. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Jackson is also the ultimate parent of PPM America, Inc. JNAM also serves as the Trust’s administrator. Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and the Adviser, is the principal underwriter of the funds of the Trust and an indirect, wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

OUTSTANDING SHARES

The Trustees have fixed the close of business on January 31, 2026 as the Record Date for the determination of the Shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of Fund shares:

Fund	Shares Outstanding
JNL/American Funds Global Small Capitalization Fund (Class A)	[to be provided]
JNL/American Funds Global Small Capitalization Fund (Class I)	[to be provided]

[As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.]

Because the shares in the Trust are sold only to the separate accounts of the Insurance Companies, certain funds of the Trust and certain investment companies managed by affiliates of the Adviser organized as fund of funds, and to certain non-qualified retirement plans, the Insurance Companies, through their separate accounts which hold shares in the Trust as funding vehicles for the Variable Contracts and certain retirement plans, are the owners of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes.

As may be required by applicable law and interpretations of the staff of the SEC, the Insurance Companies generally will solicit voting instructions from Contract Owners regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from Contract Owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson National through its general account, as well as shares held by its separate accounts for which no voting instructions are received Contract Owners, also will be voted by Jackson National in the same proportions as those shares for which voting instructions are received from Contract Owners. This is sometimes referred to as “echo” voting. As a result, a small number of Contract Owners may determine the outcome of the vote.

As of the Record Date, the following persons owned 5% or more of the shares of the Fund either beneficially or of record:

JNL/American Funds Global Small Capitalization Fund – Class A Shares
Owner’s Name	Address	Amount	Percentage of Shares Owned
[to be provided]	[to be provided]	[to be provided]	[to be provided]

JNL/American Funds Global Small Capitalization Fund – Class I Shares
Owner’s Name	Address	Amount	Percentage of Shares Owned
[to be provided]	[to be provided]	[to be provided]	[to be provided]

Contract Owners may be deemed to have an indirect beneficial interest in the Fund shares owned by the separate accounts. As noted above, Contract Owners have the right to give instructions to the insurance company Shareholders as to how to vote the Fund shares attributable to their Variable Contracts. [As of the Record Date, no persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.]

CONTINGENCY PLAN

Proposals 1-9 are contingent upon one another. If each proposal is not approved by Shareholders of the Fund, the fundamental policies for the Fund will not change as described under the “Summary of the Proposals” section, the Fund Changes will not become effective, and the Fund will continue to operate as it currently does. In that case, the Board will consider what, if any, course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board will determine to re-solicit the Shareholders of the Fund to approve each proposal.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of the Insurance Companies.

JNAM, as the Trust’s administrator, has retained the services of Broadridge Investor Communication Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717. Under the agreement between JNAM and Broadridge, Broadridge will provide proxy distribution, solicitation, and tabulation services (the “Services”). The anticipated cost of the Services to be provided by Broadridge in connection with this proxy solicitation is approximately $26,512 and will be borne by JNAM whether or not the Policy Changes are approved by Shareholders.

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM. The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[•]

Mark D. Nerud
Trustee, President, and Chief Executive Officer

Dated: February 13, 2026
Lansing, Michigan

Appendix A

Prospectus for the JNL Multi-Manager International Small Cap Fund

effective April 28, 2025, as amended August 29, 2025

JNL Multi-Manager International Small Cap Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	1.22%
[1]	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	0.92%
[1]	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL Multi-Manager International Small Cap Fund Class A
1 year	3 years	5 years	10 years
$124	$387	$670	$1,477

JNL Multi-Manager International Small Cap Fund Class I
1 year	3 years	5 years	10 years
$94	$293	$509	$1,131

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2024 - 12/31/2024	78%

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the equity securities of international companies that, when purchased, have market capitalizations between the smallest company and 120% of the largest company in the Morningstar Global ex-US Small Cap Target Market Exposure Index. As of December 31, 2024, the range of such companies in the Morningstar Global ex-US Small Cap Target Market Exposure Index was $204.68 million to $14.40 billion.

The Fund generally will invest in the securities of companies domiciled in at least three different countries. However, from time to time, the Fund may invest a significant portion of its assets in the securities of companies domiciled in one or a few countries. The Fund may make significant investments in certain sectors or group of sectors from time to time.

The Fund’s equity investments include common stock and depositary receipts, traded on an exchange and in over-the-counter markets. The Fund’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs,” “EDRs,” “CDRs”, and “GDRs,” respectively), and other similar securities. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

The Fund may participate in initial public offerings (“IPOs”) and in securities offerings that are not registered in the U.S. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but still are among the largest in that market.

The Fund may invest in Rule 144A and Regulation S securities. Rule 144A securities are securities offered as exempt from registration with the Securities and Exchange Commission (“SEC”) but are typically treated as liquid securities because there is a market for such securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended.

A company is considered to be in an emerging or frontier country or market if the company has been registered, incorporated, or organized under the laws of, has headquarters or its principal offices in, or has its stock exchange listing or its securities principally traded in, the emerging or frontier country or market, or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, the emerging or frontier country or market. The Fund considers a company to be domiciled in a country if the company is registered, incorporated or organized under the laws of that country, has headquarters or its principal place of business in that country, or has its stock exchange listing or its securities principally traded in that country.

Two unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

JNAM may choose to allocate the Fund’s assets to additional Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

Below are the principal investment strategies for each Sub-Adviser's strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy's objective.

WCM Strategy

WCM Investment Management, LLC (“WCM”) constructs the strategy by investing in equity securities or depositary receipts of small capitalization companies domiciled outside of the United States, including in emerging and frontier market countries.

Causeway Strategy

Causeway Capital Management LLC (“Causeway”) constructs the strategy by investing primarily in common stocks of companies with smaller market capitalizations located in developed and emerging markets outside the U.S. The Causeway Strategy may invest in a wide range of industries.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

●	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

●	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

●	Managed portfolio risk – As an actively managed portfolio, the Fund's portfolio manager(s) make decisions to buy and sell holdings in the Fund's portfolio. Because of this, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the Sub-Adviser of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

●	Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company's value or the factors that are expected to increase the price of the security do not occur. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

●	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

●	Frontier market countries risk – Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks is the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

●	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes based on its analysis of such factors. The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations.

●	Depositary receipts risk – Depositary receipts, such as American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. They may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of un-sponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.

●	Investments in IPOs risk – IPOs issued by unseasoned companies with little or no operating history are risky and highly volatile.

●	Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but may be treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

●	Regulation S securities risk – Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.

●	Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

●	Securities lending risk – Securities lending involves the risk of loss or delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index and an additional index that the Adviser believes more closely reflects the market segments in which the Fund invests. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective April 26, 2021, the Fund was combined with JNL/Franklin Templeton International Small Cap Fund (“Acquired Fund”), with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Fund.

Effective April 29, 2024, the Morningstar® Global ex-US Target Market Exposure Index℠ (Net) replaced the Morningstar® Global ex-US Small Cap Target Market Exposure Index℠ (Net) as the Fund’s broad-based securities market index in accordance with new regulatory disclosure requirements. The Morningstar® Global ex-US Small Cap Target Market Exposure Index℠ (Net) is included as an additional index for the Fund because the Adviser believes it more closely reflects the market segments in which the Fund invests.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2020): 33.42%; Worst Quarter (ended 3/31/2020): -25.68%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2020): 33.50%; Worst Quarter (ended 3/31/2020): -25.59%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	Life of Fund (August 13, 2018)
JNL Multi-Manager International Small Cap Fund (Class A)	4.98%	6.45%	6.04%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	5.37%	4.33%	4.79%
Morningstar Global ex-US Small Cap Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	3.66%	3.32%	3.23%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	Life of Class (August 13, 2018)
JNL Multi-Manager International Small Cap Fund (Class I)	5.32%	6.78%	6.36%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	5.37%	4.33%	4.79%
Morningstar Global ex-US Small Cap Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	3.66%	3.32%	3.23%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
Causeway Capital Management LLC (“Causeway”)
WCM Investment Management, LLC (“WCM”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	August 2018	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	August 2018	Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	August 2018	Vice President and Portfolio Manager, JNAM
Arjun Jayaraman, Ph.D., CFA	August 2018	Head of Quantitative Research and Portfolio Manager, Causeway
MacDuff Kuhnert	August 2018	Director and Portfolio Manager, Causeway
Joe Gubler, CFA	August 2018	Director and Portfolio Manager, Causeway
Ryan Myers	January 2021	Director and Portfolio Manager, Causeway
Gregory S. Ise, CFA	August 2018	Portfolio Manager and Business Analyst, WCM
Sanjay Ayer, CFA	August 2018	Portfolio Manager, WCM

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson National or Jackson National NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson National or Jackson National NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL Multi-Manager International Small Cap Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the equity securities of international companies that, when purchased, have market capitalizations between the smallest company and 120% of the largest company in the Morningstar Global ex-US Small Cap Target Market Exposure Index. As of December 31, 2024, the range of such companies in the Morningstar Global ex-US Small Cap Target Market Exposure Index was $204.68 million to $14.40 billion.

The Fund generally will invest in the securities of companies domiciled in at least three different countries. However, from time to time, the Fund may invest a significant portion of its assets in the securities of companies domiciled in one or a few countries. The Fund may make significant investments in certain sectors or group of sectors from time to time.

The Fund’s equity investments include common stock and depositary receipts, traded on an exchange and in over-the-counter markets. The Fund’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs,” “EDRs,” “CDRs”, and “GDRs,” respectively), and other similar securities. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

The Fund may participate in initial public offerings (“IPOs”) and in securities offerings that are not registered in the U.S. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but still are among the largest in that market.

The Fund may invest in Rule 144A and Regulation S securities. Rule 144A securities are securities offered as exempt from registration with the Securities and Exchange Commission (“SEC”) but are typically treated as liquid securities because there is a market for such securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended.

A company is considered to be in an emerging or frontier country or market if the company has been registered, incorporated, or organized under the laws of, has headquarters or its principal offices in, or has its stock exchange listing or its securities principally traded in, the emerging or frontier country or market, or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, the emerging or frontier country or market. The Fund considers a company to be domiciled in a country if the company is registered, incorporated or organized under the laws of that country, has headquarters or its principal place of business in that country, or has its stock exchange listing or its securities principally traded in that country.

The Fund may invest in A Shares of companies based in China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

Two unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

JNAM may choose to allocate the Fund’s assets to additional Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns or to hedge and to manage the Fund’s cash and short-term instruments.

Alongside other factors, the Sub-Advisers may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. Consideration of ESG factors and risks is only one component of the Sub-Advisers’ assessment of eligible investments and may not be a determinative factor in the Advisers’ final decision on whether to invest in a security. In addition, the weight given to ESG factors may vary across types of investments, industries, regions and issuers, and ESG factors and weights considered may change over time. Certain Sub-Advisers may not assess every investment for ESG factors, and, when the Sub-Advisers do, not every ESG factor may be identified or evaluated.

Below are the principal investment strategies for each Sub-Adviser's strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy's objective.

WCM Strategy

WCM Investment Management, LLC (“WCM”) constructs the strategy by investing in equity securities or depositary receipts of small capitalization companies domiciled outside of the United States, including in emerging and frontier market countries. Emerging and frontier countries or markets are those countries or markets with low-to-middle-income economies as classified by the World Bank or included in the Morningstar® Emerging Markets Index℠.

WCM uses a bottom-up approach that seeks to identify companies believed to have above-average potential for growth in revenue and earnings. WCM’s investment process seeks companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; little or no debt; and attractive relative valuations. In selecting securities, WCM also considers other factors including, among others, political risk, monetary policy risk, and regulatory risk specific to an issuer’s country of domicile.

Causeway Strategy

Causeway Capital Management LLC (“Causeway”) constructs the strategy by investing primarily in common stocks of companies with smaller market capitalizations located in developed and emerging markets outside the U.S. The Causeway Strategy may invest in a wide range of industries.

Causeway uses a quantitative investment approach to purchase and sell investments for its sleeve of the Fund. To select securities, Causeway’s proprietary computer model analyzes “stock-specific” factors relating to valuation, earnings growth, technical indicators, quality and corporate events, and “top-down” factors relating to macroeconomics and country. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 90% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, the Causeway’s fundamental research analysts review certain of the quantitative outputs to attempt to identify and address special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Advisers' investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Market risk
●	Equity securities risk
●	Managed portfolio risk
●	Small-capitalization investing risk
●	Investment style risk
●	Emerging markets and less developed countries risk
●	Frontier market countries risk
●	Foreign securities risk
●	Allocation risk
●	Depositary receipts risk
●	Investments in IPOs risk
●	Rule 144A securities risk
●	Regulation S securities risk
●	Currency risk
●	Securities lending risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including the affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act. The Fund may also invest in money market instruments. There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. These additional risks are:

●	Cybersecurity risk
●	Expense risk
●	Investing through Stock Connect risk

●	Investment strategy risk
●	Liquidity risk
●	Mid-capitalization investing risk
●	Portfolio turnover risk
●	Redemption risk
●	Regulatory investment limits risk
●	Settlement risk
●	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Advisers' abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors.

The following individuals are responsible for application of the Fund's strategy, executing trades and allocation of capital to the various strategies for the Fund:

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is a Vice President, Investment Management for JNAM. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM in 2013, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is a Vice President, Investment Management for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager International Small Cap Fund are:

Causeway Capital Management LLC (“Causeway”), located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.

The portfolio managers responsible for management of the Causeway Strategy of the Fund are Arjun Jayaraman, MacDuff Kuhnert, Joe Gubler, and Ryan Myers.

Arjun Jayaraman, PhD, CFA, is head of the quantitative research group at Causeway. He has been a portfolio manager at the Causeway since January 2006. From 2004 to 2005, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management. He was the lead portfolio manager of its non-U.S. large cap core equity portfolios and was the co-portfolio manager of its global large cap core equity portfolios. From 2000-2004, Dr. Jayaraman managed similar portfolios at Putnam Investments in addition to working closely with the teams that managed Putnam’s traditional non-U.S. strategies. Dr. Jayaraman has a BA in Economics from Columbia University, a PhD from New York University (Stern School of Business) and is a CFA charterholder.

MacDuff Kuhnert, CFA, is a director of Causeway and performs quantitative research. He joined Causeway in July 2001. His responsibilities include product development, asset allocation, risk management, and the design and implementation of proprietary valuation models and other quantitative tools. From 1996 to July 2001, Mr. Kuhnert worked for HW-MLIM as a quantitative research associate, where he created and developed advanced quantitative models used in the international value investment process. Mr. Kuhnert has a BA in Chemistry from Dartmouth College. He is a CFA charterholder and member of the Los Angeles Society of Financial Analysts and the Los Angeles Quantitative Investment Association.

Joe Gubler, CFA, is a director of Causeway and performs quantitative research. He joined Causeway in April 2005. From 2002 to April 2005, Mr. Gubler worked as Director of Engineering for the MonsterTRAK division of Monster.com. He was responsible for a cross functional team that developed, enhanced, and maintained the software that powers the monstertrak.com website. From 1999 to 2002, Mr. Gubler developed database-enabled web applications for a wide range of companies, including the National Academy of Recording Arts and Sciences, the Recording Industry Association of America, Disney, NameSafe.com, and Array Networks. While studying astrophysics at UC San Diego, Mr. Gubler worked as a Graduate Research Assistant in the Jet Propulsion Laboratory’s stellar interferometry group. Mr. Gubler has a BS, cum laude, in Physics from UC Irvine, an MS in Physics from UC San Diego, and an MBA from the UCLA Anderson Graduate School of Management. He is a CFA charterholder.

Ryan Myers is a director of Causeway and performs quantitative research. He joined Causeway in June 2013. From 2010 to 2012, Mr. Myers served as chief investment officer of Iron Castle Asset Management, an investment partnership focused on mid-cap U.S. equities. From 2007 to 2008, Mr. Myers worked as an analyst at Canyon Partners, where he covered the cable, media, telecom and satellite sectors. From 2005 to 2007, Mr. Myers was an associate for Oaktree Capital Management in the distressed opportunities group. Mr. Myers began his professional career in 2003 as an investment banking analyst at Goldman Sachs in the technology, media and telecom group. Mr. Myers earned a BA, magna cum laude, in economics from Harvard University, where he was elected to Phi Beta Kappa. He earned an MBA from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Myers currently serves on the Board of Trustees of the Yosemite Conservancy, an organization dedicated to supporting projects and programs that preserve Yosemite National Park and enrich the visitor experience.

WCM Investment Management, LLC (“WCM”), is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is an independent, money management firm, founded in 1976. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.

Sanjay Ayer, CFA is a Portfolio Manager. Mr. Ayer joined WCM in 2007. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research. Prior to WCM, Mr. Ayer was an Equity Analyst at Morningstar, Inc. in Chicago from 2002 to 2006, where he covered the gaming, cruise and online travel industries.

Gregory S. Ise, CFA is a Portfolio Manager and Business Analyst. Mr. Ise joined WCM in 2014. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research. Prior to joining WCM, Mr. Ise was a Senior International Research Analyst at Rainier Investment Management (“RIM”) from 2012 to 2014, where he helped launch the firm’s first international small cap open-end mutual fund. Prior to RIM, he was a Vice President and Analyst at Allianz Global Investors from 2006 to 2011, where he contributed to the global and international small cap open-end mutual funds.

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s N-CSR filing for the period ended December 31, 2024.

Appendix B

Prospectus for the JNL Multi-Manager Small Cap Growth Fund

effective April 28, 2025, as amended August 29, 2025

JNL Multi-Manager Small Cap Growth Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.56%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.11%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.98%
[1]	“Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.56%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.11%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.68%
[1]	“Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL Multi-Manager Small Cap Growth Fund Class A
1 year	3 years	5 years	10 years
$100	$312	$542	$1,201

JNL Multi-Manager Small Cap Growth Fund Class I
1 year	3 years	5 years	10 years
$69	$218	$379	$847

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2024 - 12/31/2024	70%

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the equity securities of small-capitalization companies that, when purchased, have market capitalizations between the smallest company and 120% of the largest company in the Morningstar US Small Cap Broad Growth Extended Index. As of December 31, 2024, the range of such companies in the Morningstar US Small Cap Broad Growth Extended Index was $113.54 million to $16.71 billion.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Companies with similar characteristics may be grouped together in broad categories called sectors. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Six unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

Below are the principal investment strategies for each Sub-Adviser's strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy's objective.

GIM Strategy

Granahan Investment Management, LLC (“GIM”) constructs the GIM Strategy by blending Small Cap Focused Growth strategy and their Small Cap Select Strategy.

GIM’s Small Cap Focused Growth strategy is grounded in the belief that superior long term returns are best achieved by focusing on smaller companies that are poised to grow at 15% or more, and using a strict methodology to own the stocks of these sustainable growth companies when risk/reward is attractive.

Within this philosophy, GIM’s Small Cap Focused Growth strategy seeks to own companies with large open-ended opportunities, a favorable competitive landscape and products or services providing a significant value proposition to the customer.

The Small Cap Select strategy takes a diversified approach to growth by seeking companies that can either sustain growth for an extended time, or materially accelerate their growth rate over the near to medium term. The strategy believes that this approach expands the investment opportunity set and mitigates risk.

Baron Strategy

BAMCO, Inc. (“BAMCO”) constructs the Baron Strategy, under normal circumstances, by investing primarily in equity securities of U.S. small-sized growth companies.

BAMCO seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Although the strategy invests primarily in U.S. companies, it may also invest in securities of non-U.S. issuers that are not publicly traded in the U.S. and in Global Depository Receipts and European Depository Receipts.

Kayne Anderson Rudnick Strategy

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) constructs the KAR Strategy by blending two of their unique strategies, Small Cap Growth and Small-Mid Cap Growth strategies. The Small Cap Growth strategy invests in common stocks of small market capitalization companies believed to possess sustainable competitive advantages at prices that KAR deems attractive. The Small Cap Growth strategy emphasizes companies determined by KAR to have a sustainable competitive advantage and the ability to grow over an extended period of time. Although the Small Cap Growth strategy invests primarily in U.S. companies, it may invest in foreign securities and ADRs.

The Small-Mid Cap Growth strategy invests in common stocks of small and mid-market capitalization companies believed to possess sustainable competitive advantages at prices that KAR deems attractive. The Small-Mid Cap Growth strategy emphasizes companies determined by KAR to have a sustainable competitive advantage and the ability to grow over an extended period of time. Although the Small-Mid Cap Growth strategy invests primarily in U.S. companies, it may invest in foreign securities and ADRs.

SBH Strategy

Segall Bryant & Hamill, LLC (“SBH”) constructs the SBH Strategy by investing in small companies that SBH believes to have attractive growth prospects for earnings and/or cash flows.

The SBH Strategy primarily invests in equity securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

SBH implements an investment strategy primarily through independent “bottom-up” fundamental research. SBH constructs a portfolio designed to generate alpha, or risk-adjusted excess return relative to the Russell 2000 Growth Index, primarily through stock selection. SBH uses a proprietary discounted cash flow (“DCF”) model for purposes of valuing and generating price targets for individual stocks. The DCF model is utilized for two primary purposes – to understand what assumptions are implied in a stock’s current price and to generate an expected value for each stock, based on SBH’s internally generated forecasts.

WCM Strategy

WCM Investment Management, LLC (“WCM”) constructs the WCM Strategy by investing principally in small-capitalization companies.

The WCM Strategy primarily invests in equity securities of U.S. companies but may also invest any portion of its assets in REITs, foreign securities, including ADRs and GDRs.

WCM employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce significant, long-term excess return.

●	Corporate Performance – reviewing the operating history of the company, understanding of management’s skill set, the company’s core competency, the culture and their ability to evolve.
●	Systematic Effects – evaluating the macro factors affecting the business, their position in the market and looking to gain an understanding of the key drivers of the business.
●	Sustainability – measuring how the company can protect its margins and continue to reinvest cash flows.
●	Intrinsic Value – determining the value of the company versus how the market values the company.

Driehaus Strategy

Driehaus Capital Management LLC (“Driehaus”) constructs the Driehaus Strategy by investing primarily in equity securities of U.S. small-capitalization companies exhibiting strong growth characteristics. Although the Driehaus Strategy will invest primarily in the equity securities of U.S. small-cap companies, it may also invest a portion of its assets in the equity securities of non-U.S. companies that trade in the U.S. (such as ADRs or substantially similar instruments that are based on foreign securities).

Driehaus employs a growth style of investing for the Driehaus Strategy. For companies with operating histories, Driehaus evaluates a company’s revenue and earnings growth to determine whether it can materially exceed market expectations and whether the security is at an attractive entry point. The Driehaus Strategy may invest in companies with limited or no operating histories.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

●	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

●	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

●	Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

●	Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

●	Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

●	Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes based on its analysis of such factors. The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations.

●	Information technology sector risk – Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

●	Portfolio turnover risk – Frequent changes in the securities held by the Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

●	Managed portfolio risk – As an actively managed portfolio, the Fund's portfolio manager(s) make decisions to buy and sell holdings in the Fund's portfolio. Because of this, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, the investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the Sub-Adviser of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Depositary receipts risk – Depositary receipts, such as American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. They may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of un-sponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.

●	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index and an additional index that the Adviser believes more closely reflects the market segments in which the Fund invests. Performance prior to September 28, 2015, reflects the Fund’s results when managed by the former sub-adviser, Eagle Asset Management, Inc. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective April 26, 2021, the Fund was combined with JNL/Vanguard Small Company Growth Fund (“Acquired Fund”), with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Fund.

Effective April 29, 2024, the Morningstar® US Market Extended Index℠ replaced the Morningstar® US Small Cap Broad Growth Extended Index℠ as the Fund’s broad-based securities market index in accordance with new regulatory disclosure requirements. The Morningstar® US Small Cap Broad Growth Extended Index℠ is included as an additional index for the Fund because the Adviser believes it more closely reflects the market segments in which the Fund invests.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2020): 36.71%; Worst Quarter (ended 6/30/2022): -21.59%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2020): 36.86%; Worst Quarter (ended 6/30/2022): -21.52%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	10 year
JNL Multi-Manager Small Cap Growth Fund (Class A)	9.66%	5.79%	8.50%
Morningstar US Market Extended Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.84%	12.56%
Morningstar US Small Cap Broad Growth Extended Index (reflects no deduction for fees, expenses, or taxes)	13.39%	7.10%	8.33%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	10 year
JNL Multi-Manager Small Cap Growth Fund (Class I)	10.01%	6.11%	8.80%
Morningstar US Market Extended Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.84%	12.56%
Morningstar US Small Cap Broad Growth Extended Index (reflects no deduction for fees, expenses, or taxes)	13.39%	7.10%	8.33%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
BAMCO, Inc. (“BAMCO”)
Driehaus Capital Management LLC (“Driehaus”)
Granahan Investment Management, LLC (“GIM”)
Kayne Anderson Rudnick Investment Management, LLC (“KAR”)
Segall Bryant & Hamill, LLC (“SBH”)
WCM Investment Management, LLC (“WCM”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2015	Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2015	Vice President and Portfolio Manager, JNAM
Laird Bieger	April 2022	Vice President and Portfolio Manager, BAMCO
Randolph Gwirtzman, CFA	April 2022	Vice President and Portfolio Manager, BAMCO
Jeffrey James	October 2024	Lead Portfolio Manager, Driehaus
Michael Buck	October 2024	Portfolio Manager, Driehaus
Prakash Vijayan, CFA	October 2024	Assistant Portfolio Manager, Driehaus
Andrew L. Beja, CFA	September 2015	Senior Vice President, Managing Director, Portfolio Manager, GIM
David Rose, CFA	October 2020	Managing Director, Chief Investment Officer, Portfolio Manager, GIM
Jeffrey A. Harrison, CFA	October 2020	Managing Director, Portfolio Manager, GIM
Todd Beiley, CFA	April 2018	Portfolio Manager and Senior Research Analyst, KAR
Jon Christensen, CFA	April 2018	Portfolio Manager and Senior Research Analyst, KAR
Julie Biel, CFA	April 2021	Portfolio Manager and Senior Research Analyst, KAR
Chris Wright, CFA	March 2022	Portfolio Manager and Senior Research Analyst, KAR
Brian C. Fitzsimons, CFA	April 2022	Director of Small-Cap Growth Strategies, SBH
Mitch S. Begun, CFA	April 2022	Senior Portfolio Manager, SBH
John Rackers	October 2019	Portfolio Manager and Business Analyst, WCM
Chad E. Hoffman	October 2019	Portfolio Manager and Business Analyst, WCM

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson National or Jackson National NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson National or Jackson National NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL Multi-Manager Small Cap Growth Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the equity securities of small-capitalization companies that, when purchased, have market capitalizations between the smallest company and 120% of the largest company in the Morningstar US Small Cap Broad Growth Extended Index. As of December 31, 2024, the range of such companies in the Morningstar US Small Cap Broad Growth Extended Index was $113.54 million to $16.71 billion.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged.

The Fund may invest in a variety of equity securities, including common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock.

The Fund may invest in other pooled investment vehicles, including other investment companies, European registered investment funds (“UCITS”), real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships (“MLPs”). A private investment fund is a type of financial investment company that is generally exempt from federal securities regulations and laws and has either less than 100 investors or where its member investors have substantial funds invested elsewhere.

Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. The Fund may invest in derivative instruments that combine features of these instruments or are developed from time to time. The Fund expects to utilize contracts for difference, swap agreements and other derivative instruments to maintain a significant portion of its long and short positions. The Fund may seek to gain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls). The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

Companies with similar characteristics may be grouped together in broad categories called sectors. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Six unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

Alongside other factors, the Sub-Advisers may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. Consideration of ESG factors and risks is only one component of the Sub-Advisers’ assessment of eligible investments and may not be a determinative factor in the Advisers’ final decision on whether to invest in a security. In addition, the weight given to ESG factors may vary across types of investments, industries, regions and issuers, and ESG factors and weights considered may change over time. Certain Sub-Advisers may not assess every investment for ESG factors, and, when the Sub-Advisers do, not every ESG factor may be identified or evaluated.

Below are the principal investment strategies for each Sub-Adviser's strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy's objective.

GIM Strategy

Granahan Investment Management, LLC (“GIM”) constructs the GIM strategy by blending Small Cap Focused Growth strategy and their Small Cap Select strategy.

GIM’s Small Cap Focused Growth strategy is grounded in the belief that superior long term returns are best achieved through a select portfolio of smaller companies that are poised to grow at 15% or more. Fundamental company analysis is subsequently combined with a strict valuation discipline centered on a stock's expected return and risk/reward, with particular emphasis on minimizing the downside of the risk/reward equation. Within this philosophy, GIM’s Small Cap Focused Growth strategy seeks to own companies that have strong balance sheets, large open-ended opportunities, a favorable competitive landscape, and products or services providing a significant value proposition to the customer.

The Small Cap Select strategy takes a diversified approach to growth by seeking companies that can either sustain growth for an extended time, or materially accelerate their growth rate over the near to medium term. The strategy believes that this approach expands the investment opportunity set and mitigates risk.

As part of a disciplined portfolio construction process, at GIM, every company in the portfolio is placed into one of three investment categories: Core Growth, Pioneer and Special Situation. These LifeCycle categories each have different performance drivers so provide true diversification and help mitigate risk in the portfolio.

Baron Strategy

BAMCO, Inc. (“BAMCO”) constructs the Baron Strategy, under normal circumstances, by investing in equity securities of U.S. small-sized growth companies.

BAMCO seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Although the strategy invests primarily in U.S. companies, it may also invest in securities of non-U.S. issuers that are not publicly traded in the U.S. and in Global Depository Receipts and European Depository Receipts.

BAMCO’s research process includes examining companies from many perspectives through numerous interviews with company managements and site visits. BAMCO also interviews a company’s employees, as well as its customers, suppliers, and competitors to determine whether the information gained from these parties is consistent with senior management’s objectives and BAMCO’s independent findings. Through these and other inquiries, BAMCO becomes an expert in the industries in which it invests and acquires a thorough understanding of the prospects of its investments in their competitive landscape. BAMCO also studies industry data, statistics, and trends; however, BAMCO invests without regard for market trends.

The Baron Strategy may make significant investments in companies in which BAMCO has great conviction.

BAMCO purchases stocks that it believes are attractively priced relative to BAMCO’s projections of intrinsic value. The most critical component of BAMCO’s investment decisions is the quality of a company, as measured by its growth prospects, management, business model, competitive position, capital structure, and valuation. BAMCO does not use a market benchmark, nor does it aim to underweight or overweight any sectors or industries. BAMCO seeks to invest in businesses before their long-term growth prospects are appreciated by other investors.

Kayne Anderson Rudnick Strategy

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) constructs the KAR Strategy by blending two of their unique strategies, Small Cap Growth and Small-Mid Cap Growth strategies. The Small Cap Growth strategy invests in common stocks of small market capitalization companies believed to possess sustainable competitive advantages at prices that KAR deems attractive. The Small Cap Growth strategy emphasizes companies determined by KAR to have a sustainable competitive advantage and the ability to grow over an extended period of time. Although the Small Cap Growth strategy invests primarily in U.S. companies, it may invest in foreign securities and ADRs.

The Small-Mid Cap Growth strategy invests in common stocks of small and mid-market capitalization companies believed to possess sustainable competitive advantages at prices that KAR deems attractive. The Small-Mid Cap Growth strategy emphasizes companies determined by KAR to have a sustainable competitive advantage and the ability to grow over an extended period of time. Although the Small-Mid Cap Growth strategy invests primarily in U.S. companies, it may invest in foreign securities and ADRs.

KAR’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding for new holdings that KAR deems more attractive.

SBH Strategy

Segall Bryant & Hamill, LLC (“SBH”) constructs the SBH Strategy by investing in small companies that SBH believes to have attractive growth prospects for earnings and/or cash flows.

The SBH Strategy primarily invests in equity securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

SBH implements an investment strategy primarily through independent “bottom-up” fundamental research. SBH constructs a portfolio designed to generate alpha, or risk-adjusted excess return relative to the Russell 2000 Growth Index, primarily through stock selection. SBH uses a proprietary discounted cash flow (“DCF”) model for purposes of valuing and generating price targets for individual stocks. The DCF model is utilized for two primary purposes – to understand what assumptions are implied in a stock’s current price and to generate an expected value for each stock, based on SBH’s internally generated forecasts.

SBH also utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (“ESG”) practices within its investment process alongside other non-ESG factors. SBH believes ESG factors may be important drivers of value in conjunction with the underlying strength and potential of a business, however its consideration of these factors would not necessarily result in a company being included or excluded from the evaluation process but rather would contribute to the overall evaluation of that company.

WCM Strategy

WCM Investment Management, LLC (“WCM”) constructs the WCM Strategy by investing principally in small-capitalization companies.

The WCM Strategy primarily invests in equity securities of U.S. companies but may also invest any portion of its assets in REITs, foreign securities, including ADRs and GDRs.

WCM employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce significant, long-term excess return.

WCM’s investment process seeks to examine four key governing components:

●	Corporate Performance – reviewing the operating history of the company, understanding of management’s skill set, the company’s core competency, the culture and their ability to evolve.
●	Systematic Effects – evaluating the macro factors affecting the business, their position in the market and looking to gain an understanding of the key drivers of the business.
●	Sustainability – looking for economic moats to protect the margins and allow the company to beat the return fade by measuring how the company can protect its margins and continue to reinvest cash flows.
●	Intrinsic Value – determining the value of the company versus how the market values the company.

Driehaus Strategy

Driehaus Capital Management LLC (“Driehaus”) constructs the Driehaus Strategy by investing primarily in equity securities of small capitalization U.S. companies exhibiting strong growth characteristics.

While the Driehaus Strategy will invest primarily in the securities of U.S. companies, it may also from time to time invest in the equity securities of non-U.S. companies that trade in the U.S. (such as ADRs or substantially similar instruments that are based on foreign securities).

Driehaus employs a growth style of investing for the Driehaus Strategy. For companies with operating histories, Driehaus evaluates a company’s revenue and earnings growth to determine whether it can materially exceed market expectations and whether that the security is at an attractive entry point. This evaluation includes the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics, as well as technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, Driehaus also uses macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Driehaus Strategy may also invest in securities of issuers with limited or no operating histories.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Advisers' investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Market risk
●	Equity securities risk
●	Small-capitalization investing risk
●	Sector risk
●	Investment style risk
●	Allocation risk
●	Information technology sector risk
●	Portfolio turnover risk
●	Managed portfolio risk
●	Depositary receipts risk
●	Foreign securities risk
●	Convertible securities risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including the affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act. The Fund may also invest in money market instruments. There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. These additional risks are:

●	Cybersecurity risk
●	ESG (Environmental, Social & Governance) investment strategy risk
●	Expense risk
●	Event driven and special situations risk
●	Health care sector risk
●	Investment strategy risk
●	Liquidity risk
●	Mid-capitalization investing risk
●	Redemption risk
●	Regulatory investment limits risk
●	Securities lending risk
●	Settlement risk
●	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Advisers' abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors.

The following individuals are responsible for application of the Fund's strategy, executing trades and allocation of capital to the various strategies for the Fund:

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is a Vice President, Investment Management for JNAM. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM in 2013, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is a Vice President, Investment Management for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager Small Cap Growth Fund are:

BAMCO, Inc. (“BAMCO”) is located at 767 Fifth Avenue, New York, NY 10153.

Laird Bieger and Randolph Gwirtzman are co-managers of the Baron Strategy. In this role, they are primarily responsible for stock selection, buy and sell decisions, and the day-to-day management of the strategy.

Laird Bieger is a Vice President and Portfolio Manager at BAMCO. Mr. Beiger joined BAMCO in 2000 as a research analyst and become a portfolio manager in 2013. Mr. Bieger has 28 years of research experience. From 1999 to 2000, Mr. Bieger worked at Water Street Capital as a research analyst. From 1992 to 1997, Mr. Bieger worked at Ford Motor Company in various roles. Mr. Bieger graduated from Vanderbilt University with a B.A. in Economics in 1992 and from Columbia Business School with an MBA in 1999.

Randolph Gwirtzman, CFA, is a Vice President and Portfolio Manager at BAMCO. Mr. Gwirtzman joined BAMCO in 2002 as a research analyst and become a portfolio manager in 2013. Mr. Gwirtzman has 28 years of research experience. From 1997 to 2002, Mr. Gwirtzman worked at ING Furman Selz, Goldman Sachs Asset Management, and Tyndall Partners as a research analyst. From 1992 to 1997, Mr. Gwirtzman worked at Salomon Green & Ostrow as a bankruptcy attorney. Mr. Gwirtzman graduated from the University of Pennsylvania with a B.A. in Economics in 1989, cum laude from the Benjamin N. Cardozo School of Law with a J.D. in 1992, and from Columbia Business School with an MBA in 1999.

Driehaus Capital Management LLC (“Driehaus”) is located at 25 East Erie Street, Chicago, IL 60611.

Jeffrey James is the lead portfolio manager for the Micro Cap Growth, Small Cap Growth and Small/Mid Cap Growth strategies at Driehaus. In his role as portfolio manager, he has final responsibility for the strategies’ portfolio construction, risk management and buy/sell decisions. Additionally, he is responsible for implementation of the investment philosophy, idea generation as well as the evaluation of macro-level trends and the market environment. Mr. James began his career with Lehman Brothers in 1990. From 1991 to 1997, he worked at the Federal Reserve Bank of Chicago as an analyst and joined Driehaus Capital Management in 1997 as a sector analyst covering the information technology and energy sectors for the firm’s Small Cap Growth and Mid Cap Growth strategies. In 1998, he began managing the Driehaus Micro Cap Growth strategy. From 2001 to 2005, he also served as portfolio manager for the firm’s long/short hedge fund. He was named portfolio manager of the Driehaus Small Cap Growth strategy in 2006 and the portfolio manager of the Driehaus Small/Mid Cap Growth strategy in 2012. Mr. James received his B.S. in finance from Indiana University in 1990 and his M.B.A. from DePaul University in 1995.

Michael Buck is a portfolio manager and a senior analyst on the US Growth Equities Team at Driehaus with a focus on the consumer discretionary, consumer staples and financials sectors. His in-depth fundamental research, idea generation and buy/sell recommendations are leveraged across the Micro Cap Growth, Small Cap Growth and Small/Mid Cap Growth strategies. As portfolio manager for these three strategies, he is also responsible for providing depth of leadership to the team. Mr. Buck began his career at Deloitte Consulting, LLC as a business analyst until he joined Driehaus Capital Management in 2002. He received his B.A. and B.M. in economics and cello performance from Northwestern University in 2000.

Prakash Vijayan, CFA, is an assistant portfolio manager and senior analyst on the US Growth Equities Team at Driehaus with a focus on the information technology and communication services sectors. His in-depth fundamental research, idea generation and buy/sell recommendations are leveraged across the Micro Cap Growth, Small Cap Growth and Small/Mid Cap Growth strategies. Mr. Vijayan began his career as an equity research analyst for Beekman Capital Management in 2005 covering the technology, media and telecommunications sectors prior to joining Driehaus Capital Management in 2010. He received his Bachelors of Technology degree in mechanical engineering from Indian Institute of Technology in 2003 and a Masters of Science in mechanical engineering from Arizona State University in 2005. Mr. Vijayan is a CFA charterholder.

Granahan Investment Management, LLC (“GIM”) is located at 404 Wyman St., Suite 460, Waltham MA 02451.

Andrew L. Beja, CFA, is a Senior Vice President and Managing Director of GIM. Mr. Beja is the Portfolio Manager of the GIM Small Cap Focused Growth strategy, and he also manages a portion of the multi-managed portfolios. Mr. Beja joined GIM at the end of 2011 as a Portfolio Manager. Mr. Beja has 30 years industry experience, primarily in the small and SMID cap sector of the market. He manages the GIM Small Cap Focused Growth product, as well as a portion of the small cap and SMID-cap portfolios. Mr. Beja’s research coverage includes Internet, Software and Business Services, as well as Consumer. From 2000 to 2011, Mr. Beja was with Lee Munder Capital Group in Boston, a firm he co-founded and where he managed several small and SMID cap growth equity products. In 2007, he started the Focused Growth product that he continues to manage at GIM. Prior to Lee Munder, Mr. Beja was a portfolio manager with Standish, Ayer & Wood. Before moving to the buy-side, Mr. Beja was an equities analyst for Advest. Mr. Beja received his BA from Miami University. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.

David Rose, CFA, is a Senior Vice President, Chief Investment Officer, and a Managing Director of GIM. Mr. Rose is the portfolio manager for GIM’s Small Cap Select, SMID-Select and MidCap Select strategies, as well as overseeing a portion of the multi-managed Small Cap and SMID-Cap portfolios. Mr. Rose joined GIM in 2015 and has over 20 years industry experience, including as a portfolio manager for several highly ranked equity funds. Prior to joining GIM, most recently Mr. Rose was a partner with Furey Research Partners in Boston, where he conducted small cap equity research for use by the firm’s investment manager clients. Prior to his work at Furey Research, Mr. Rose spent much of his career as a portfolio manager with American Century Investments in Kansas City, MO, before moving to Pyramis Global Advisors in Smithfield, RI to manage a new mid-cap fund. Mr. Rose received his MS in Finance from the University of Wisconsin at Madison, and his BS in Business Administration from Washington University in St. Louis, MO. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Jeffrey A. Harrison, CFA, is a Senior Vice President and Managing Director of GIM. Mr. Harrison is a portfolio manager/analyst for the multi-managed Small Cap and SMID-Cap portfolios. Mr. Harrison came to GIM in 2015 with 18 years industry experience specializing in small cap equities, with the last 11 years as a portfolio manager. Mr. Harrison has spent much of his career as portfolio manager on a diversified small cap growth equity fund with Wells Capital Management and its predecessor companies in Richmond, VA. Mr. Harrison has extensive fundamental research experience across industries with specific expertise in the healthcare and financial services sectors. Mr. Harrison received his MBA in Finance from the College of William & Mary, and his BA from Hampden-Sydney College in Virginia. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is located at 2000 Avenue of the Stars, Ste. 1110, Los Angeles, CA 90067. KAR acts as sub-adviser to mutual funds and as investment adviser to institutions and individuals.

Todd Beiley, CFA, is a portfolio manager and senior research analyst at KAR with primary research responsibilities for the small- and mid-capitalization financials sector. Before joining KAR in 2002, he worked as an associate analyst in equity research at Prudential Securities and before that was an equity research associate at RNC Capital Management. Mr. Beiley earned a B.S. in Finance from Northern Arizona University and an M.B.A. from the University of Southern California. He is a CFA (Chartered Financial Analyst) charterholder and has been working in the investment industry since 1999.

Jon Christensen, CFA, is a portfolio manager and senior research analyst at KAR with primary research responsibilities for the small- and mid-capitalization health care and industrials sectors. Before joining KAR in 2001, Mr. Christensen was a portfolio manager and senior research analyst for Doheny Asset Management. Mr. Christensen earned a B.S. in mathematics/applied science from the University of California, Los Angeles, and an M.B.A. from the California State University, Long Beach. He is a CFA (Chartered Financial Analyst) charterholder. He began working in the investment industry in 1995.

Julie Biel, CFA, is a portfolio manager and Senior Research Analyst at KAR with primary research responsibilities for the small- and mid-capitalization technology and health care sectors. Before joining KAR in 2013, Ms. Biel worked as an equity research associate at Imperial Capital and before that an equity research associate at Merrill Lynch. Ms. Biel earned a B.A. in economics and psychology from New York University, and an M.B.A from the University of California, Los Angeles. She is a CFA (Chartered Financial Analyst) charterholder and has been working in the investment industry since 2008.

Chris Wright, CFA, is a Portfolio Manager and Senior Research Analyst at KAR, with primary research responsibilities for the small- and mid-capitalizations financials, technology, energy and industrials sectors. Before joining KAR in 2012, Mr. Wright worked at Alvarez & Marsal as a Senior Associate in Turnarounds and Restructuring and at Houlihan Lokey as an Associate in the Investment Banking Financial Institutions Group. He is a CFA (Chartered Financial Analyst) charterholder.

Segall Bryant & Hamill, LLC (“SBH”) is registered as an investment adviser with the SEC and is located at 10 S. Wacker Drive, Suite 3100, Chicago, Illinois 60606. SBH is wholly owned by CI Financial Corp. through its CI US Holdings, Inc. entity.

Brian C. Fitzsimons, CFA, is the Director of Small Cap Growth Strategies at SBH. Mr. Fitzsimons joined the firm in May 2018 as part of SBH’s acquisition of Denver Investments. During his 13-year tenure with Denver Investments, Mr. Fitzsimons served as the director of small-cap growth research and a portfolio manager and analyst on the small-cap growth team. Prior to joining Denver Investments, Mr. Fitzsimons was with Newmont Capital Ltd. as a finance manager. He also worked as an equity analyst at A.G. Edwards & Sons, Inc. and Berger Financial Group. Additionally, Mr. Fitzsimons worked with a professional athletic league as the director of finance and as the controller. Mr. Fitzsimons earned his B.S. from Metropolitan State University of Denver and an MBA from the University of Denver. He has earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Institute and CFA Society Colorado. Mr. Fitzsimons has been in the investment industry since 2000.

Mitch S. Begun, CFA, is a Senior Portfolio Manager at SBH. Mr. Begun joined the firm in May 2018 as part of SBH’s acquisition of Denver Investments. During his 15-year tenure with Denver Investments, he served as a portfolio manager and analyst on the small-cap growth team. Prior to joining Denver Investments, Mr. Begun worked as an equity research associate at Raymond James & Associates. Mr. Begun earned his BSBA from the University of North Carolina at Chapel Hill. He has earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Institute and CFA Society Colorado. Mr. Begun has been in the investment industry since 2000.

WCM Investment Management, LLC (“WCM”), is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is an independent, money management firm, founded in 1976. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.

The portfolio managers responsible for management of the WCM Strategy of the Fund are John Rackers and Chad E. Hoffman.

Mr. Rackers joined WCM in 2018; as a member of the Investment Strategy Group for WCM’s domestic US growth strategies, his primary responsibilities are portfolio management and equity research. Mr. Rackers has over 30 years of industry experience, most recently serving as lead portfolio manager for the Small-Cap Growth and SMID-Cap Growth strategies at Kennedy Capital Management and, earlier, at Missouri Valley Partners. Earlier still, he was a founding partner at Pearl Street Capital, where he managed a sector-focused long/short fund. Mr. Rackers received his M.B.A. in Finance from the University of Notre Dame (Indiana), and his B.S. in Finance from the University of Missouri.

Mr. Hoffman joined WCM in 2018; as a member of the Investment Strategy Group for WCM’s domestic US growth strategies, his primary responsibilities are portfolio management and equity research. Mr. Hoffman has over 20 years of industry experience, most recently serving as Assistant Portfolio Manager for the Small-Cap Growth and SMID-Cap Growth strategies at Kennedy Capital Management and, earlier, at Missouri Valley Partners. He graduated Summa Cum Laude from Saint Louis University (Missouri) with a B.S. in Finance.

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving each sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2024 and the Fund’s Form N-CSR filing for the period ended December 31, 2024.

Appendix C

Prospectus for the JNL Multi-Manager Small Cap Value Fund

effective April 28, 2025, as amended September 29, 2025

JNL Multi-Manager Small Cap Value Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term total return.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.66%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.11%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	1.09%
[1]	“Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.66%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.11%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	0.79%
[1]	“Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL Multi-Manager Small Cap Value Fund Class A
1 year	3 years	5 years	10 years
$111	$347	$601	$1,329

JNL Multi-Manager Small Cap Value Fund Class I
1 year	3 years	5 years	10 years
$81	$252	$439	$978

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2024 - 12/31/2024	30%

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the equity securities of small-capitalization companies that, when purchased, have market capitalizations between the smallest company and 120% of the largest company in the Morningstar US Small Cap Broad Value Extended Index. As of December 31, 2024, the range of such companies in the Morningstar U.S. Small Cap Broad Value Extended Index was $113.54 million to $15.22 billion.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Five unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

Below are the principal investment strategies for each Sub-Adviser's strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy's objective.

Congress Strategy

Congress Asset Management Company, LLP (“Congress”) constructs the Congress Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

Congress generally constructs the strategy to consist of 70-110 companies. The Congress Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts (“ADRs”) and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The Congress Strategy focuses on opportunities that Congress believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Congress employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. A stock may be sold, among other reasons, if Congress believes that the company’s cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

Cooke & Bieler Strategy

Cooke & Bieler, L.P. (“C&B”) constructs the C&B Small Cap Value Equity Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

C&B manages a relatively focused portfolio of typically 40 to 60 companies that enables C&B to provide adequate diversification while allowing the portfolio to behave differently than the market.

C&B selects securities for the strategy based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management.

WCM Strategy

WCM Investment Management, LLC (“WCM”) constructs the WCM Strategy by investing in the common stocks of small capitalization (“small-cap”) companies that WCM believes are undervalued.

WCM generally constructs the strategy to consist of 25-40 companies. WCM typically selects shareholder-friendly companies with a durable competitive advantage that are trading at a discount to intrinsic value. Characteristics of these companies include sustained, high returns on invested capital, consistent free cash flow generation, and impressive compounding of net book value over time.

Reinhart Strategy

Reinhart Partners, LLC (“Reinhart”) constructs the Reinhart Strategy by investing equity securities issued by small-capitalization (“small-cap”) companies.

Reinhart may invest up to 20% of its net assets in securities of foreign issuers, real estate investment trusts (“REITs”) and securities of other investment companies, including exchange-traded funds (“ETFs”). Reinhart’s investment in other investment companies and ETFs will be within the limits of the Investment Company Act of 1940, as amended. Reinhart’s investments in foreign securities may include ADRs.

River Road Strategy

River Road Asset Management, LLC (“River Road”) constructs the River Road Strategy by investing primarily in equity securities of small capitalization companies that River Road believes are undervalued. The River Road Strategy may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. The River Road Strategy may also invest in companies of other market capitalizations, REITs, BDC-RICs, convertible securities, and foreign stocks.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

●	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

●	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

●	Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.

●	Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

●	Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

●	Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

●	Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes based on its analysis of such factors. The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations.

●	Managed portfolio risk – As an actively managed portfolio, the Fund's portfolio manager(s) make decisions to buy and sell holdings in the Fund's portfolio. Because of this, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the Sub-Adviser of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Depositary receipts risk – Depositary receipts, such as American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. They may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of un-sponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.

●	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	Real estate investment risk – Risks of investing in real estate securities include falling property values due to increasing vacancies in rental properties, declining rents resulting from economic, legal, tax, cultural, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and other market conditions. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of real estate investments as well as mortgage-backed securities that may be held by the Fund. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The securities of smaller real estate-related issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.

●	REIT investment risk – The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws; environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REITs could be adversely affected by failure to maintain their exemptions from registration under the Investment Company Act of 1940, as amended, or failure to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index and an additional index that the Adviser believes more closely reflects the market segments in which the Fund invests. Performance prior to September 28, 2015, reflects the Fund’s results when managed by the former sub-adviser, Franklin Advisory Services, LLC. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective April 26, 2021, the Fund was combined with JNL/PPM America Small Cap Value Fund (“Acquired Fund”), with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Fund.

Effective April 29, 2024, the Morningstar® US Market Extended Index℠ replaced the Morningstar® US Small Cap Broad Value Extended Index℠ as the Fund’s broad-based securities market index in accordance with new regulatory disclosure requirements. The Morningstar® US Small Cap Broad Value Extended Index℠ is included as an additional index for the Fund because the Adviser believes it more closely reflects the market segments in which the Fund invests.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 12/31/2020): 28.30%; Worst Quarter (ended 3/31/2020): -34.79%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 12/31/2020): 28.37%; Worst Quarter (ended 3/31/2020): -34.71%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	10 year
JNL Multi-Manager Small Cap Value Fund (Class A)	9.46%	8.63%	7.24%
Morningstar US Market Extended Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.84%	12.56%
Morningstar US Small Cap Broad Value Extended Index (reflects no deduction for fees, expenses, or taxes)	9.27%	8.99%	7.52%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	10 year
JNL Multi-Manager Small Cap Value Fund (Class I)	9.80%	8.96%	7.53%
Morningstar US Market Extended Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.84%	12.56%
Morningstar US Small Cap Broad Value Extended Index (reflects no deduction for fees, expenses, or taxes)	9.27%	8.99%	7.52%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
Congress Asset Management Company, LLP (“Congress”)
Cooke & Bieler, L.P. (“C&B”)
Reinhart Partners, LLC (“Reinhart”)
River Road Asset Management, LLC (“River Road”)
WCM Investment Management, LLC (“WCM”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2015	Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2015	Vice President and Portfolio Manager, JNAM
Jeff Kerrigan, CFA	September 2015	Portfolio Manager, Congress
Steve Lyons, CFA	September 2015	Partner, C&B
Michael Meyer, CFA	September 2015	Partner, C&B
Edward O’Connor, CFA	September 2015	Partner, C&B
R. James O’Neil, CFA	September 2015	Partner, C&B
Mehul Trivedi, CFA	September 2015	Partner, C&B
William Weber, CFA	September 2015	Partner, C&B
Andrew Armstrong, CFA	December 2015	Partner, C&B
Wesley Lim, CFA	December 2018	Principal, C&B
Matthew Martinek, CFA	October 2019	Principal and Lead Portfolio Manager, Reinhart
Josh Wheeler, CFA	September 2024	Principal and Portfolio Manager, Reinhart
J. Justin Akin	April 2021	Senior Portfolio Manager, River Road
Todd Mayberry, CFA	August 2025	Portfolio Manager, River Road
R. Andrew Beck	April 2021	Chief Executive Officer & Senior Portfolio Manager, River Road
Jon Detter	August 2018	Portfolio Manager and Business Analyst, WCM
Anthony Glickhouse	August 2018	Portfolio Manager and Business Analyst, WCM
Patrick F. McGee	August 2018	Portfolio Manager and Business Analyst, WCM

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson National or Jackson National NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson National or Jackson National NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL Multi-Manager Small Cap Value Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term total return.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the equity securities of small-capitalization companies that, when purchased, have market capitalizations between the smallest company and 120% of the largest company in the Morningstar US Small Cap Broad Value Extended Index. As of December 31, 2024, the range of such companies in the Morningstar U.S. Small Cap Broad Value Extended Index was $113.54 million to $15.22 billion.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Five unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

Alongside other factors, the Sub-Advisers may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. Consideration of ESG factors and risks is only one component of the Sub-Advisers’ assessment of eligible investments and may not be a determinative factor in the Advisers’ final decision on whether to invest in a security. In addition, the weight given to ESG factors may vary across types of investments, industries, regions and issuers, and ESG factors and weights considered may change over time. Certain Sub-Advisers may not assess every investment for ESG factors, and, when the Sub-Advisers do, not every ESG factor may be identified or evaluated.

Below are the principal investment strategies for each Sub-Adviser's strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy’s objective.

Congress Strategy

Congress Asset Management Company, LLP (“Congress”) constructs the Congress Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

Congress generally constructs the strategy to consist of 70-110 companies. The Congress Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts (“ADRs”) and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The strategy focuses on opportunities that Congress believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Congress employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. The financial model is used to seek to develop an understanding of a company’s operating dynamics including the company’s financials, margins and growth rates. Qualitative analysis is focused on researching the key drivers of the business. Company specific research is complemented with a sector profile to focus on the key catalysts driving sector dynamics. A stock may be sold, among other reasons, if Congress believes that the company’s cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

Cooke & Bieler Strategy

Cooke & Bieler, L.P. (“C&B”) constructs the C&B Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

C&B manages a relatively focused portfolio of typically 40 to 60 companies that enables C&B to provide adequate diversification while allowing the portfolio to behave differently than the market.

C&B selects securities for the strategy based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, C&B considers criteria such as return on equity, balance sheet strength, industry leadership and cash flow projections. C&B further narrows the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. C&B believes their assessment of business quality and emphasis on valuation will protect the strategy’s assets in down markets, while their insistence on strength in leadership, financial condition and cash flow will produce competitive results in all but the most speculative markets. C&B regularly reviews the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or C&B has identified a more attractive investment opportunity.

WCM Strategy

WCM Investment Management, LLC (“WCM”) constructs the WCM Strategy by investing in the common stocks of small capitalization (“small-cap”) companies that WCM believes are undervalued.

WCM generally constructs the strategy to consist of 25-40 companies. WCM typically selects shareholder-friendly companies with a durable competitive advantage that are trading at a discount to intrinsic value. Characteristics of these companies include sustained, high returns on invested capital, consistent free cash flow generation, and impressive compounding of net book value over time.

Reinhart Strategy

Reinhart Partners, LLC (“Reinhart”) constructs the Reinhart Strategy by investing in equity securities issued by small-capitalization (“small-cap”) companies.

Private Market Value (“PMV”) is Reinhart’s proprietary methodology for determining a company’s true intrinsic value. PMV is what an acquirer would be willing to pay for the entire company (per share).

Reinhart employs a four-step equity management process to identify and manage a portfolio of 35-45 stocks.

●	First, Reinhart looks for companies with symptoms of success such as: consistent positive cash flow from operations and strong returns on equity, assets, and invested capital.
●	Second, Reinhart further narrows its universe by applying a series of initial valuation measures. Companies that make it through these first two steps are then subjected to intensive fundamental analysis.
●	Third, Reinhart seeks companies with durable competitive advantages. This may be the low-cost producer, maintain a dominating brand or serve a niche. Reinhart evaluates the company’s business model in order to understand the value and sustainability of its competitive position.
●	The last step is to assign an independent, objective valuation to the enterprise. Reinhart does this through a private market valuation discipline. Actual takeover transactions are reviewed, and the corresponding, appropriate valuation multiples are applied to each security being analyzed. New securities are purchased if the price is at a discount of 30% or more to its private market valuation.

Stocks are sold when they reach their PMV. The gap between price and PMV serves as an objective basis to trim or add to existing holdings.

Reinhart may invest up to 20% of its net assets in securities of foreign issuers, real estate investment trusts (“REITs”) and securities of other investment companies, including exchange-traded funds (“ETFs”). Reinhart’s investment in other investment companies and ETFs will be within the limits of the Investment Company Act of 1940, as amended. Reinhart’s investments in foreign securities may include ADRs.

ETFs are investment companies and investment in ETFs would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions generally restrict a fund’s/strategy’s investment in the shares of another investment company to, as determined immediately after a purchase is made, not more than 5% of its total assets (which may represent no more than 3% of the outstanding voting stock of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets.

River Road Strategy

River Road Asset Management, LLC (“River Road”) constructs the River Road Strategy by investing primarily in equity securities of small capitalization companies that River Road believes are undervalued. The River Road Strategy may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. The River Road Strategy may also invest in companies of other market capitalizations, REITs, BDC-RICs, convertible securities, and foreign stocks.

River Road’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable returns over the long term, with an emphasis on minimizing downside portfolio risk. River Road builds portfolios in house, from the bottom up, making security-specific research central to River Road’s process. At the core of River Road’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also how the stock will be sized within a portfolio. River Road employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Advisers' investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Market risk
●	Equity securities risk
●	Company risk
●	Issuer risk
●	Small-capitalization investing risk
●	Investment style risk
●	Allocation risk
●	Managed portfolio risk
●	Depositary receipts risk
●	Foreign securities risk
●	Real estate investment risk
●	REIT investment risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including the affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act. The Fund may also invest in money market instruments. There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. These additional risks are:

●	Convertible securities risk
●	Cybersecurity risk
●	Exchange-traded funds investing risk
●	Expense risk
●	Investment in other investment companies risk
●	Investment strategy risk
●	Liquidity risk
●	Mid-capitalization investing risk
●	Redemption risk
●	Regulatory investment limits risk
●	Securities lending risk
●	Settlement risk
●	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Advisers' abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors.

The following individuals are responsible for application of the Fund's strategy, executing trades and allocation of capital to the various strategies for the Fund:

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is a Vice President, Investment Management for JNAM. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM in 2013, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is a Vice President, Investment Management for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager Small Cap Value Fund are:

Congress Asset Management Company, LLP (“Congress”) is located at 2 Seaport Lane, Boston, Massachusetts 02210. Congress was founded in 1985 and serves as an investment adviser to registered investment companies, high net worth individuals and institutions.

Jeff Kerrigan is the Portfolio Manager for the Congress Small Cap Value Strategy. He has over 31 years of investment management and research experience. Prior to joining Congress in 2017, Mr. Kerrigan was a Partner and Portfolio Manager at Century Capital Management, LLC from 2014 to 2017. Previously, Mr. Kerrigan was a Portfolio Manager and Chief Investment Officer at Haber Trilix and a Portfolio Manager with Gartmore Group, Fidelity Management & Research, and Fleet Investment Advisors. He was also an Equity Analyst with Putnam Investment Management. Mr. Kerrigan earned his Bachelor’s and Master’s degrees in Economics from Boston University. He is a CFA charterholder and a member of the CFA Society, Boston.

Cooke & Bieler, L.P. (“C&B”), a registered investment adviser is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103. Founded in 1949, the firm provides investment management services to corporations, foundations, endowments, pension and profit sharing plans.

Steve Lyons, CFA, Partner, Analyst/Portfolio Manager. Mr. Lyons earned his undergraduate degree in Finance with honors from Arizona State University. He worked in the investment services industry specializing in private equity and business valuation before returning to business school. He received his MBA with honors from the University of Chicago. After working as a summer intern in 2005, Mr. Lyons joined C&B upon his graduation the following year.

Michael Meyer, CFA, Partner, Analyst/Portfolio Manager. Mr. Meyer earned his undergraduate degree in Economics from Davidson College, graduating cum laude with distinction. In 1993, following four years at Sterling Capital Management as an equity analyst and head equity trader, Mr. Meyer earned his MBA in Finance from the Wharton School of Business and joined C&B.

Edward O’Connor, CFA, Partner, Analyst/Portfolio Manager. Mr. O’Connor graduated cum laude with honors in Economics and Philosophy from Colgate University. He served as a U.S. diplomat in Cuba and Guatemala prior to receiving his MBA with concentrations in Finance and International Business in 1999 from the University of Chicago. He then joined Cambiar Investors in Denver, Colorado where he worked for three years before joining Cooke & Bieler in 2002.

R. James O’Neil, CFA, Partner, Analyst/Portfolio Manager. Mr. O’Neil received his undergraduate degree in Economics from Colby College, graduating cum laude with distinction. He was an Investment Officer in the Capital Markets Department at Mellon Bank for three years before entering Harvard Business School to earn his MBA. He served as a summer intern in 1987, joining C&B upon his graduation the following year.

Mehul Trivedi, CFA, Partner, Analyst/Portfolio Manager. Mr. Trivedi graduated magna cum laude with dual degrees in both Economics and International Relations from the University of Pennsylvania. After working as a fixed-income analyst at Blackrock Financial Management and then as a product manager at PNC Asset Management, Mr. Trivedi earned his MBA from the Wharton School of Business, serving as a summer intern at C&B in 1997 and joining the firm upon his graduation in 1998.

William Weber, CFA, Partner, Analyst/Portfolio Manager. Mr. Weber graduated magna cum laude from Villanova University in 2002 with dual degrees in Finance and English. He then worked at C&B for six years in various roles including marketing, operations and research support, before earning his MBA with honors from the University of Chicago Booth School of Business in 2010. While at Booth, Mr. Weber interned at T. Rowe Price Associates as an equity research analyst. He returned to C&B in 2010.

Andrew Armstrong, CFA, Partner, Analyst/Portfolio Manager. Mr. Armstrong earned his undergraduate degree in Economics from the University of Pennsylvania. He worked as an Associate at C&B for three years before joining Hotchkis & Wiley Capital Management as an investment analyst in 2011. Andrew returned to C&B in 2014.

Wesley Lim, CFA, Principal, Analyst/Portfolio Manager. Mr. Lim earned his BS in Physics and MS in Management Sciences and Engineering from Stanford University. He worked in various capacities for the Government of Singapore prior to receiving his MBA from the Wharton School of Business. After working as a summer intern in 2017, Mr. Lim joined C&B in August 2018.

Reinhart Partners, LLC (“Reinhart”), is located at 11090 N. Weston Drive, Mequon, Wisconsin 53092. Established in 1991, Reinhart is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions.

The portfolio managers responsible for management of the Reinhart Strategy of the Fund are Matthew Martinek, CFA and Josh Wheeler, CFA.

Matt Martinek joined Reinhart in 2010 as an Analyst and was promoted to Portfolio Manager of the Genesis PMV strategy in 2011, Chief Investment Officer in 2024, and Co-Portfolio Manager of the Mid Cap PMV strategy in 2024. Prior to that, Mr. Martinek was an Associate Analyst with T. Rowe Price. Mr. Martinek graduated with a BBA in Accounting and Finance from the University of Wisconsin-Madison, where he was a member of the Applied Security Analysis Program and an MBA from Columbia Business School, where he was a member of the Applied Value Investing Program.

Josh Wheeler, CFA, joined Reinhart in 2015 as an Analyst and was promoted to Portfolio Manager of the Mid Cap PMV strategy in January 2021 and Co-Portfolio Manager of the Genesis PMV strategy in September 2024. Prior to joining Reinhart Partners, Mr. Wheeler was a Senior Equity Research Analyst at Greenleaf Trust and a sell-side Senior Research Associate at Morgan Stanley in New York City. Mr. Wheeler has a BA in Economics from Hope College and an MBA from the University of Chicago Booth School of Business. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

River Road Asset Management, LLC (“River Road”), Meidinger Tower, 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202, was founded in 2005. River Road is indirectly majority owned by Affiliated Managers Group, Inc., and members of River Road’s senior management team hold a substantial minority equity interest in the firm.

J. Justin Akin is a senior portfolio manager for River Road’s Small Cap Value and Small-Mid Cap Value Portfolios. He previously served as senior equity analyst for River Road. Prior to joining River Road in 2005, Mr. Akin served as an Equity Research Analyst for SMC Capital Inc. Mr. Akin earned a BS in Economics from Centre College. Mr. Akin is a member of the CFA Institute and CFA Society Louisville.

Todd Mayberry, CFA, is a portfolio manager for River Road’s Small Cap Value and Small-Mid Cap Value portfolios. Mr. Mayberry previously served as a senior equity research analyst for River Road. He holds equity in the firm. Prior to joining River Road in 2014, he worked as Senior Associate for PNC’s corporate bank. Mr. Mayberry earned a BBA in Finance from the University of Cincinnati. He earned the Chartered Financial Analyst® designation in 2015 and is a member of the CFA Institute and CFA Society Louisville.

R. Andrew Beck serves as Chief Executive Officer for River Road. Additionally, he is a senior portfolio manager for River Road’s Small Cap Value and Small-Mid Cap Value strategies and a supervising portfolio manager for the Focused Absolute Value® portfolio. Prior to co-founding River Road in 2005, Mr. Beck served as Senior Research Analyst and, later, Senior Vice President and Portfolio Manager for SMC Capital Inc. Mr. Beck earned a BS in Finance from the University of Louisville and an MBA from the F.W. Olin School at Babson College.

WCM Investment Management, LLC (“WCM”), is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is an independent, money management firm, founded in 1976. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.

Jon Detter, Portfolio Manager and Business Analyst of WCM. Mr. Detter joined WCM in 2016 as a member of the Investment Strategy Group for its domestic, fundamental value strategies. Mr. Detter’s primary responsibilities are portfolio management and equity research. His career in investments and valuation includes his role as principal at Opus Capital Management, where he was one of three portfolio managers on the Opus Small-Cap Value flagship product, as well as a founder of, and portfolio manager for, the Focused Small Cap product. Previously, Mr. Detter held positions at Valuation Research Corporation and Arthur Andersen LLP, performing valuation work for public and private companies, primarily with respect to equity and option valuations, purchase price allocations, intangible assets and asset impairment testing. Mr. Detter graduated magna cum laude from Xavier University with a B.S.B.A. in Finance. He is also a CFA charterholder.

Anthony Glickhouse, Portfolio Manager and Business Analyst of WCM. Mr. Glickhouse joined WCM in 2016 as a member of the Investment Strategy Group for its domestic, fundamental value strategies. Mr. Glickhouse’s primary responsibilities are portfolio management and equity research. His industry experience includes a position at Opus Capital Management, where he was a research analyst on the Opus Small-Cap Value flagship product, as well as a founder of, and portfolio manager for, the Focused Small Cap product. Previously, Mr. Glickhouse held positions at The Private Client Reserve of U.S. Bank, where he conducted economic/capital market research and detailed asset allocation analysis, and at Renaissance Investment Management, where he performed operations and security analysis duties. Mr. Glickhouse graduated from Miami University with a B.S. in Finance. He is also a CFA charterholder.

Patrick F. McGee, Portfolio Manager and Business Analyst of WCM. Mr. McGee joined WCM in 2016 as a member of the Investment Strategy Group for its domestic, fundamental value strategies. Mr. McGee’s primary responsibilities are portfolio management and equity research. His industry experience includes a position at Opus Capital Management, where he was a research analyst on the Opus Small-Cap Value flagship product, as well as a founder of, and portfolio manager for, the Focused Small Cap product. Previously, Mr. McGee held the Associate Analyst position at Avondale Partners LLC, where he assisted in research. Earlier still, Mr. McGee worked as a senior consultant at Ernst & Young LLP, where he established the Los Angeles office’s Fraud Investigation and Dispute Services practice. Mr. McGee earned his B.B.A. in Finance and Public Policy from the College of William & Mary (Virginia), and his M.B.A. from the University of Virginia. He is also a CFA charterholder.

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving each sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended December 31, 2024.